U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2010 (May 6, 2010)

AZTEC OIL & GAS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of
Incorporation or Organization)

000-32015	87-0439834
(Commission File Number)	(I.R.S. Employer Identification No.)

Aztec Oil & Gas, Inc.
One Riverway, Suite 1700
Houston, Texas 77056
 (Address of principal executive offices including zip code)

(713) 840-6444
(Registrant’s telephone number, including area code)

ITEM 8.01 - Other Events

In recent months Aztec Oil & Gas, Inc. has announced the successful drilling of wells in Texas Counties such as Brown, Medina, Fort Bend and Navarro, closing of two Partnerships in its Aztec X Drilling Program and the Company's authorization to provide CPE courses for Texas CPA's. Additional details regarding these successes are provided in the following press releases.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZTEC OIL & GAS, INC.

Date: October 27, 2010	By: //s// Waylan Johnson
Waylan Johnson, President

This following releases/announcements is neither an offer to sell nor a solicitation of an offer to buy securities or participations. This release/document contains certain statements, estimates, and forecasts with respect to future performance and events. All statements other than statements of historical fact included in this release/document, the Memorandum, or the Aztec website, including, but not limited to, statements regarding future performance of events, are forward-looking statements. All such forward-looking statements are based on various underlying assumptions and expectations and are subject to risks and uncertainties which could cause actual events to differ materially from those expressed in the forward-looking statements. As a result, there can be no assurance that the forward-looking statements included in this release, the Memorandum, or the Aztec Website will prove to be accurate or correct. In light of these risks, uncertainties and assumptions, the future performance or events described in the forward-looking statements in this release/document, the Memorandum, or the Aztec Website might not occur. Accordingly, investors should not rely upon forward-looking statements as a prediction of actual results. Also, Aztec Oil & Gas, Inc., its officers, principals, employees and consultants, and the other parties involved in any properties have conflicts of interest; also the price received for the oil and natural gas produced from any properties may be less than quoted NYMEX prices at any given time. Aztec does not undertake any obligation to update any forward-looking statements or other information, whether as a result of new information, future events, subsequent circumstances or otherwise.

Contact: Phoenix IR Associates Investor Relations
Tony Drake (281) 579-1602
Shareholders@AztecOG.com

Aztec Announces Closing of its X Drilling Program
and Final Partnership Under That Program

HOUSTON, TX  September 7, 2010 -- Aztec Oil & Gas, Inc. (Pink Sheets: AZGS – News) announced today that it closed, on August 31, the final partnership under its Aztec X Oil & Gas Drilling Program.  The partnership, “Aztec XC Oil & Gas LP”, closed with approximately $5,140,000 of funding and is focused on shallow drilling for oil in Texas.  Aztec’s wholly-owned subsidiary, Aztec Energy, LLC, will retain thirty percent (30%) ownership and will act as the Managing General Partner.  Aztec Drilling & Operating, LLC, another wholly-owned subsidiary, will serve as the Partnership's drilling contractor and operator.

“Aztec is right on our projected growth targets, and with this final partnership we have raised a total of $12,730,500 under the Aztec X Program. We are highly appreciative that the Broker Dealer community has become more and more aware of Aztec’s ability to create successful, low risk drilling programs with significant benefits to investors. We also project that Aztec will have very nice results for 2010 and will continue to grow and become more well known within the national Broker Dealer community whenever it may offer its Programs,” stated Waylan R. Johnson, President, Aztec Oil & Gas, Inc.

About Aztec Oil & Gas, Inc.
Aztec is an experienced oil and gas exploration, development and production company focusing on Texas plus other areas of the U.S.  Its interests are highly diversified; however for its drilling/production partnerships, Aztec focuses on shallow, Texas, low risk, development wells. When offered, those programs/partnerships are placed by FINRA registered Broker Dealers and Registered Investment Advisors with accredited investor partners and are focused primarily on oil, with natural gas normally a secondary target.

Aztec entered the sponsored drilling program industry in 2006.  Over the next two and one half years, it intentionally restricted itself to only three small, very limited Appalachian drilling partnerships in order to become fully familiar with the nuances of the sponsored drilling program industry before expanding to the Company's full capabilities.  In the summer of 2008, Aztec publicly announced it was discontinuing any natural gas drilling in Appalachia, and was ready to substantially expand its sponsored drilling program activities for oil and gas, primarily in Texas.

Since 2008, Aztec has focused most of its drilling on oil wells in Texas.  In addition to its initial three small Appalachian drilling partnerships mentioned above, Aztec has, intermittently, sponsored and closed six other drilling/production partnerships (all of the latter focused on drilling in Texas).  Aztec Energy LLC, a wholly-owned subsidiary of Aztec, is the Managing General Partner of all Aztec drilling partnerships and another wholly-owned Aztec subsidiary, Aztec Drilling & Operating, LLC, is the turnkey drilling contractor and operator for such partnerships.  Through its own contributions, Aztec owns a 30% interest in all of its drilling/production partnerships.  In general clarification of its activities, in addition to direct corporate participations in industry partner wells, Aztec sometimes sponsors low risk, development drilling/production programs which include significant tax benefits, all of which are sold through FINRA Registered Broker Dealers and Registered Investment Advisors to Accredited Investors.  Aztec’s sponsored drilling/production programs focus primarily on shallow oil/gas drilling, are considered unique, and also incorporate a sophisticated exit strategy for investors.

Please feel free to visit Aztec on the web at www.AztecOG.com. An option is provided on the website to join the Aztec (corporate) mailing list and receive up to date information on general Aztec activities, including all Aztec press releases.

Aztec Announces Authorization for Texas CPE Accounting Courses

HOUSTON, August 3, 2010 -- Aztec Oil & Gas, Inc. (Pink Sheets: AZGS – News) announced today that it has been approved as a CPE sponsor in Texas and has now received its official letter from the Texas State Board of Accountancy authorizing it to provide CPE Courses for Texas CPAs, primarily involving Aztec’s acclaimed “Oil & Gas for Dummees” presentation.

Aztec had already been approved for CPE courses in Nebraska plus has been cleared to present the “Oil & Gas for Dummees” course in various other states.

Aztec additionally announced today that it has recently become a member of the Texas Alliance of Energy Producers.

“Aztec is growing and expanding its scope and influence. Education about oil and gas drilling, production and investment is one of the areas we emphasize to compliment our own exploration, development and production field activities. We are sincerely appreciative of the talent and hard work of all of our people who have made Aztec’s recent and past accomplishments possible,” stated Waylan R. Johnson, President, Aztec Oil & Gas, Inc.

About Aztec Oil & Gas, Inc.
Aztec is an experienced oil and gas exploration, development and production company focusing on Texas plus other areas of the U.S.  Its interests are highly diversified; however for its drilling/production partnerships, Aztec focuses on shallow, Texas, low risk, development wells. Those programs/partnerships are placed by FINRA registered Broker Dealers and Registered Investment Advisors with accredited investor partners and are directed primarily at oil, with natural gas normally a secondary target.

Aztec entered the sponsored drilling program industry in 2006.  Over the next two and one half years, it intentionally restricted itself to only three small, very limited Appalachian drilling partnerships in order to become fully familiar with the nuances of the sponsored drilling program industry before expanding to the Company's full capabilities.  In the summer of 2008, Aztec publicly announced it was discontinuing any natural gas drilling in Appalachia, and was ready to substantially expand its sponsored drilling program activities for oil and gas, primarily in Texas.

Since 2008, Aztec has focused most of its drilling on oil wells in Texas.  In addition to its initial three small Appalachian drilling partnerships mentioned above, Aztec has sponsored and closed five other drilling/production partnerships (all of the latter focused on drilling in Texas).  Aztec Energy LLC, a wholly-owned subsidiary of Aztec, is the Managing General Partner of all Aztec drilling partnerships and another wholly-owned Aztec subsidiary, Aztec Drilling & Operating, LLC, is the turnkey drilling contractor and operator for such partnerships.  Through its own contributions, Aztec owns a 30% interest in all of its drilling/production partnerships.  In general clarification of its activities, in addition to direct corporate participations in industry partner wells, Aztec sometimes sponsors low risk, development drilling/production programs which include significant tax benefits, all of which are sold through FINRA Registered Broker Dealers and Registered Investment Advisors to Accredited Investors.  Aztec’s sponsored drilling/production programs focus primarily on shallow oil/gas drilling, are very unique, and also incorporate a sophisticated Exit Strategy for investors.

For more information on Aztec Oil & Gas, Inc. please visit http://www.AztecOG.com.

Aztec Announces Closing of Another Drilling Partnership

HOUSTON, July 28, 2010 -- Aztec Oil & Gas, Inc. (Pink Sheets: AZGS – News) announced today that it closed, on May 31, its most recent partnership under its Aztec X Oil & Gas Drilling Program.  The partnership, “Aztec XB Oil & Gas LP”, closed with approximately $3,868,500 of funding and is focused on shallow oil drilling in Texas.  Aztec’s wholly-owned subsidiary, Aztec Energy, LLC, will retain thirty percent (30%) ownership and will act as the Managing General Partner.  Aztec Drilling & Operating, LLC, another wholly-owned subsidiary, will serve as the Partnership's drilling contractor and operator.

“Aztec is beginning to be recognized by the broker dealer community for its high quality drilling/production programs and its attention to detail across a very wide spectrum of issues.  We are very appreciative of the votes of confidence and we anticipate a very rewarding 2010 for Aztec, its investors and partners,” stated Waylan R. Johnson, President, Aztec Oil & Gas, Inc.

About Aztec Oil & Gas, Inc.
Aztec is an experienced oil and gas exploration, development and production company focusing on Texas plus other areas of the U.S.  Its interests are highly diversified; however for its drilling/production partnerships, Aztec focuses on shallow, Texas, low risk, development wells. Those programs/partnerships are placed by FINRA registered Broker Dealers and Registered Investment Advisors with accredited investor partners and are directed primarily at oil, with natural gas normally a secondary target.

Aztec entered the sponsored drilling program industry in 2006.  Over the next two and one half years, it intentionally restricted itself to only three small, very limited Appalachian drilling partnerships in order to become fully familiar with the nuances of the sponsored drilling program industry before expanding to the Company's full capabilities.  In the summer of 2008, Aztec publicly announced it was discontinuing any natural gas drilling in Appalachia, and was ready to substantially expand its sponsored drilling program activities for oil and gas, primarily in Texas.

Since 2008, Aztec has focused most of its drilling on oil wells in Texas.  In addition to its initial three small Appalachian drilling partnerships mentioned above, Aztec has sponsored and closed five other drilling/production partnerships (all of the latter focused on drilling in Texas).  Aztec Energy LLC, a wholly-owned subsidiary of Aztec, is the Managing General Partner of all Aztec drilling partnerships and another wholly-owned Aztec subsidiary, Aztec Drilling & Operating, LLC, is the turnkey drilling contractor and operator for such partnerships.  Through its own contributions, Aztec owns a 30% interest in all of its drilling/production partnerships.  In general clarification of its activities, in addition to direct corporate participations in industry partner wells, Aztec sometimes sponsors low risk, development drilling/production programs which include significant tax benefits, all of which are sold through FINRA Registered Broker Dealers and Registered Investment Advisors to Accredited Investors.  Aztec’s sponsored drilling/production programs focus primarily on shallow oil/gas drilling, are very unique, and also incorporate a sophisticated Exit Strategy for investors.

For more information on Aztec Oil & Gas, Inc. please visit http://www.AztecOG.com.

Aztec Oil & Gas, Inc. Announces Nine Months Results and Continued Growth

HOUSTON, July 20, 2010 -- Aztec Oil & Gas, Inc. (Pink Sheets: AZGS) today announced the filing of its financial results for the quarter and nine months ending May 31, 2010.  Aztec has continued to achieve significant improvement over the year end results of August 31, 2009.  A limited summary of the filing shows that Total Assets increased from $3,644,001 on August 31, 2009 to $8,809,273 for the current period. Cash (as reported in Current Assets) increased from $1,206,063 on August 31, 2009 to $3,662,180 for the current period.  For the same period, Total Liabilities increased by only $192,187. All of the foregoing amounts are compared to the period for the fiscal year ending August 31, 2009 and rounded.

“The winter of 2009-2010 was one of the wettest on record for Texas and caused all drilling programs and completion efforts, inclusive of ours, to experience several months of devastating delays and problems. Fortunately, due to a lot of hard work by some very dedicated and talented people, we have been able to see really significant results for Aztec’s drilling programs in 2010. As a result, we anticipate reporting some very nice production and drilling results for Aztec and its drilling/production partnerships within the next several months. Aztec is presently active in seven Texas counties and the weather is finally cooperating, therefore we are making up for lost time,” states Waylan R. Johnson, President of Aztec Oil & Gas, Inc.

About Aztec Oil & Gas, Inc.
Aztec is an experienced oil and gas exploration, development and production company focusing on Texas plus other areas of the U.S.  Its interests are highly diversified; however for its drilling/production partnerships, Aztec focuses on shallow, Texas, low risk, development wells. Those programs/partnerships are placed by FINRA registered Broker Dealers and Registered Investment Advisors with accredited investor partners and are directed primarily at oil, with natural gas normally a secondary target.

Aztec entered the sponsored drilling program industry in 2006. Over the next two and one half years, it intentionally restricted itself to only three small, very limited Appalachian drilling partnerships in order to become fully familiar with the nuances of the sponsored drilling program industry before expanding to the Company's full capabilities.  In the summer of 2008, Aztec publicly announced it was discontinuing any natural gas drilling in Appalachia, and was ready to substantially expand its sponsored drilling program activities for oil and gas, primarily in Texas.

Since 2008, Aztec has focused most of its drilling on oil wells in Texas.  In addition to its initial three small Appalachian drilling partnerships mentioned above, Aztec has sponsored and closed five other drilling/production partnerships (all of the latter focused on drilling in Texas).  Aztec Energy LLC, a wholly-owned subsidiary of Aztec, is the Managing General Partner of all Aztec drilling partnerships and another wholly-owned Aztec subsidiary, Aztec Drilling & Operating, LLC, is the turnkey drilling contractor and operator for such partnerships.  Through its own contributions, Aztec owns a 30% interest in all of its drilling/production partnerships.  In general clarification of its activities, in addition to direct corporate participations in industry partner wells, Aztec sponsors low risk, development drilling/production programs which include significant tax benefits, all of which are sold through FINRA Registered Broker Dealers and Registered Investment Advisors to Accredited Investors.  Aztec’s sponsored drilling/production programs focus primarily on shallow oil/gas drilling, are very unique, and also incorporate a sophisticated Exit Strategy for investors.

For more information on Aztec Oil & Gas, Inc. please visit http://www.AztecOG.com.

Aztec Reports Successful Drilling Results from Navarro County, Texas

HOUSTON, June 09, 2010 -- Aztec Oil & Gas, Inc. (Pink Sheets: AZGS) announced its entrance into the Navarro County area several months ago, expanding its efforts of drilling for shallow oil.  This area is a proven oil field with many locations that have never been drilled based on older production holding acreage for 30-50 years.  “We have been fortunate in working with local, long time land owners to get leases with very opportune drilling locations,” stated Aztec President, Waylan Johnson.

Aztec has drilled six consecutive successful wells through the prolific Nacatoch formation down to one of the targeted lower formations.  “Our whole theory of finding more shallow oil where shallow oil has previously been found, has worked yet again,” continued Johnson.

While Aztec has seen success with natural completions in one of the lower Navarro County formations; its use of state of the art fracturing and completion techniques has helped Aztec achieve initial daily production rates which flow tests confirm are in excess of Aztec’s minimum target rates.  Such wells fall well within the parameters of the financial model utilized for Aztec’s Partnerships.

“Aztec’s model for raising money in the sponsored drilling program arena through FINRA registered Broker Dealers calls for a solid, low risk, consistent plan.  Aztec has proven its ability to fully develop this model in many areas throughout Texas, with Navarro County now being one of them.  Drilling for oil and gas can be highly attractive, but is always risky.  Our objective at Aztec is to achieve reasonable and attractive returns without pushing the risk envelope.  As stated, areas like Navarro County, where oil was first discovered in the state of Texas, are prime areas for Aztec,” further stated Johnson.

About Aztec Oil & Gas, Inc.
Aztec is an experienced oil and gas exploration, development and production company focusing on Texas plus other areas of the U.S.  Its interests are highly diversified as exemplified by its direct corporate participation in two productive Deep Lake wells in Cameron Parish, Louisiana ranging from 13,600 feet to 14,300 feet in depth; versus its shallow, Texas, low risk, development wells for its drilling/production partnerships. Those programs/partnerships are placed by FINRA registered Broker Dealers and Registered Investment Advisors with accredited investor partners and are directed primarily at oil.

Aztec entered the sponsored drilling program industry in 2006. Over the next two and one half years, it intentionally restricted itself to only three small, very limited Appalachian drilling partnerships in order to become fully familiar with the nuances of the sponsored drilling program industry before expanding to the Company's full capabilities.  In the summer of 2008, Aztec publicly announced it was discontinuing any natural gas drilling in Appalachia, and was ready to substantially expand its sponsored drilling program activities for oil and gas, primarily in Texas.

Since 2008, Aztec has focused most of its drilling on oil wells in Texas.  In addition to its initial three small Appalachian drilling partnerships mentioned above, Aztec has sponsored and closed five other drilling/production partnerships (all of the latter focused on drilling in Texas).  Aztec Energy LLC, a wholly-owned subsidiary of Aztec, is the Managing General Partner of all Aztec drilling partnerships and another wholly-owned Aztec subsidiary, Aztec Drilling & Operating, LLC, is the turnkey drilling contractor and operator for such partnerships.  Through its own contributions, Aztec owns a 30% interest in all of its drilling/production partnerships.  In general clarification of its activities, in addition to direct corporate participations, Aztec sponsors low risk, development drilling/production programs which include significant tax benefits, all of which are sold through FINRA Registered Broker Dealers and Registered Investment Advisors to Accredited Investors.  Aztec’s sponsored drilling/production programs focus primarily on shallow oil/gas drilling, are very unique, and also incorporate a sophisticated Exit Strategy for investors.

For more information on Aztec Oil & Gas, Inc. please visit http://www.AztecOG.com.

Aztec Announces Successful Drilling In Its Own Backyard

HOUSTON, June 7, 2010 -- Aztec Oil & Gas, Inc. (Pink Sheets: AZGS) announced it has just finished three successful consecutive wells on the Blue Ridge Salt Dome, located in Ft. Bend County, Texas on the edge of the Houston, Texas city limits.  The Blue Ridge Salt Dome has had successful wells drilled as early as the mid 1920’s and has been a prolific producer ever since.  “This is a great example of Aztec’s Management team taking advantage of their years of experience and relationships for the purpose of positioning Aztec in this specific and prolific drilling area,” stated Waylan Johnson, President of Aztec Oil & Gas, Inc.

Aztec’s initial three wells, the Aztec Robinson # 115, #118 and #126, have now all been drilled, logged and cased and are currently awaiting hookup.  The Aztec Robinson #118 has been field flow tested at a rate in excess of 200 barrels of oil per day.  Aztec Oil & Gas, Inc. and its sponsored drilling Program partnerships hold a 42.75% working interest in the above wells and lease, and Aztec Drilling & Operating, LLC is the operator. “There are several productive zones in each well that calculate to be commercially productive.  To see this type of daily production potential at less than 4,000’ we believe creates a very significant opportunity for Aztec and our drilling partnerships,” continued Johnson.

Mr. Johnson further commented, “The total reserves in the ground for the entire Blue Ridge lease should be a very nice addition for Aztec.  We are very possibly looking at a substantial amount of oil reserves, plus a good number of additional locations to drill.  While initial results from new wells are always to be viewed cautiously, these wells appear to be validated by like kind, historical results for the field.”

Aztec is presently active in five Texas counties and anticipates resuming its drilling activities in the Blue Ridge Salt Dome field in approximately the next 30 to 60 days.

About Aztec Oil & Gas, Inc.
Aztec is an experienced oil and gas exploration, development and production company focusing on Texas plus other areas of the U.S.  Its interests are highly diversified as exemplified by its direct corporate participation in two productive Deep Lake wells in Cameron Parish, Louisiana ranging from 13,600 feet to 14,300 feet in depth; versus its shallow, Texas, low risk, development wells for its drilling/production partnerships.  Those programs/partnerships are placed by FINRA registered Broker Dealers and Registered Investment Advisors with accredited investor partners and are directed primarily at oil.

Aztec entered the sponsored drilling program industry in 2006.  Over the next two and one half years, it intentionally restricted itself to only three small, very limited Appalachian drilling partnerships in order to become fully familiar with the nuances of the sponsored drilling program industry before expanding to the Company's full capabilities.  In the summer of 2008, Aztec publicly announced it was discontinuing any natural gas drilling in Appalachia, and was ready to substantially expand its sponsored drilling program activities for oil and gas, primarily in Texas.

Since 2008, Aztec has focused most of its drilling on oil wells in Texas.  In addition to its initial three small Appalachian drilling partnerships mentioned above, Aztec has sponsored and closed five other drilling/production partnerships (all of the latter focused on drilling in Texas).  Aztec Energy LLC, a wholly-owned subsidiary of Aztec, is the Managing General Partner of all Aztec drilling partnerships and another wholly-owned Aztec subsidiary, Aztec Drilling & Operating, LLC, is the turnkey drilling contractor and operator for such partnerships.  Through its own contributions, Aztec owns a 30% interest in all of its drilling/production partnerships.  In general clarification of its activities, in addition to direct corporate participations, Aztec sponsors low risk, development drilling/production programs which include significant tax benefits, all of which are sold through FINRA Registered Broker Dealers and Registered Investment Advisors to Accredited Investors.  Aztec’s sponsored drilling/production programs focus primarily on shallow oil/gas drilling, are very unique, and also incorporate a sophisticated Exit Strategy for investors.

Aztec Announces Successful Completion of Two Additional Wells in Brown County, Texas

HOUSTON, May 26, 2010 -- Aztec Oil & Gas, Inc. (Pink Sheets: AZGS) announced it has successfully completed two more wells, the Aztec Guthrie #2 and #3, in its initial 8 well program in Brown County, Texas.  On May 11, 2010 Aztec announced the success of their first discovery well in this area.  Aztec is currently in the process of equipping the initial two wells and placing them into production.

Initial field flow rates for the #1 well were 100,000 CFGPD/ 24 BOPD and 500,000 CFGPD/ 30 BOPD for the #2 well.  The third well, the Aztec Guthrie #3, which is drilled to a deeper formation, is presently being swabbed and showing very favorable oil and gas production from the lower formation.  The shallower formation, from which the #1 and #2 wells will be produced, is significantly present, uphole, in the #3 well.  Through spud drilling of the 4th well in the 8 well series commences today.

Being able to drill wells less than 2000 feet and see such strong results places Aztec and its drilling partnerships in a very favorable economic position,” stated Waylan Johnson, President of Aztec Oil & Gas, Inc. “The ability to find 2-5 potentially productive pay zones at a total depth under 2000 feet further supports the Aztec drilling partnership model for drilling shallow, low cost wells.  Although Aztec’s primary focus is oil, finding this kind of combined gas production at these depths, and possibly coupled with the potential of an end user contract, allows Aztec and its partnerships to benefit on a dual basis from each well,” added Johnson.

Aztec is in a drilling venture in Brown County under which it owns 51% of the mutual interest wells drilled in the area. The venture has thousands of acres available to drill and Aztec anticipates being in the area for many years.

About Aztec Oil & Gas, Inc.
Aztec is an experienced oil and gas exploration, development and production company focusing on Texas plus other areas of the U.S.  Its interests are highly diversified as exemplified by its direct corporate participation in two productive Deep Lake wells in Cameron Parish, Louisiana ranging from 13,600 feet to 14,300 feet in depth; versus its shallow, Texas, low risk, development wells for its drilling/production partnerships. Those programs/partnerships are placed by FINRA registered Broker Dealers and Registered Investment Advisors with accredited investor partners and are directed primarily at oil.

Aztec entered the sponsored drilling program industry in 2006. Over the next two and one half years, it intentionally restricted itself to only three small, very limited Appalachian drilling partnerships in order to become fully familiar with the nuances of the sponsored drilling program industry before expanding to the Company's full capabilities.  In the summer of 2008, Aztec publicly announced it was discontinuing any natural gas drilling in Appalachia, and was ready to substantially expand its sponsored drilling program activities for oil and gas, primarily in Texas.

Since 2008, Aztec has focused most of its drilling on oil wells in Texas.  In addition to its initial three small Appalachian drilling partnerships mentioned above, Aztec has sponsored and closed four other drilling/production partnerships, plus is presently closing its eighth partnership (all of the latter focused on drilling in Texas).  Aztec Energy LLC, a wholly-owned subsidiary of Aztec, is the Managing General Partner of all Aztec drilling partnerships and another wholly-owned Aztec subsidiary, Aztec Drilling & Operating, LLC, is the turnkey drilling contractor and operator for such partnerships.  Through its own contributions, Aztec owns a 30% interest in all of its drilling/production partnerships.  In general clarification of its activities, in addition to direct corporate participations, Aztec sponsors low risk, development drilling/production programs which include significant tax benefits, all of which are sold through FINRA Registered Broker Dealers and Registered Investment Advisors to Accredited Investors.  Aztec’s sponsored drilling/production programs focus primarily on shallow oil/gas drilling, are very unique, and also incorporate a sophisticated Exit Strategy for investors.

For more information on Aztec Oil & Gas, Inc. please visit http://www.AztecOG.com.

Aztec Announces Its First Austin Chalk Well in Medina County

HOUSTON, May 24, 2010 -- Aztec Oil & Gas, Inc. (Pink Sheets: AZGS) announced it is presently coring its first Austin Chalk well in Medina County, Texas.  Aztec previously announced successfully drilling 18 Olmos wells in the same county.  Ten of those eighteen wells are currently on line producing oil with production being sold monthly.  Aztec expects to frac the final seven wells and have the entire first field lease in full production within the next three weeks.

“We are just completing the drilling of our first Austin Chalk well in Medina County, and while the Austin Chalk is only 500’ deeper than the Olmos, it gives us much higher potential.  This Texas County is only one of the counties in which we are presently drilling; however, it provides Aztec with another very stable and predictable area in which to operate.  Having so much historical data allows Aztec to control cost and more accurately estimate the end result,” stated Waylan Johnson, President of Aztec Oil & Gas, Inc.

Aztec previously announced a drilling agreement with one of the largest, well-established local operators in Medina County, Texas Secondary Oil Company (TSOC).  Mr. Johnson states, “In addition to that agreement,  we have just recently signed a Global Agreement with TSOC to drill and participate in all TSOC leases in the area, which not only gives Aztec access to hundreds of development drilling locations for years to come, but also further enhances Aztec’s ability to control cost with mass.  This type approach is in keeping with Aztec’s long-standing business model for its drilling program partnerships.”

About Aztec Oil & Gas, Inc.
Aztec is an experienced oil and gas exploration, development and production company focusing on Texas plus other areas of the U.S.  Its interests are highly diversified as exemplified by its direct corporate participation in two productive Deep Lake wells in Cameron Parish, Louisiana ranging from 13,600 feet to 14,300 feet in depth; versus its shallow, Texas, low risk, development wells for its drilling/production partnerships.  Those programs/partnerships are placed by FINRA registered Broker Dealers and Registered Investment Advisors with accredited investor partners and are directed primarily at oil.

Aztec entered the sponsored drilling program industry in 2006. Over the next two and one half years, it intentionally restricted itself to only three small, very limited Appalachian drilling partnerships in order to become fully familiar with the nuances of the sponsored drilling program industry before expanding to the Company's full capabilities.  In the summer of 2008, Aztec publicly announced it was discontinuing any natural gas drilling in Appalachia, and was ready to substantially expand its sponsored drilling program activities for oil and gas, primarily in Texas.

Since 2008, Aztec has focused most of its drilling on oil wells in Texas.  In addition to its initial three small Appalachian drilling partnerships mentioned above, Aztec has sponsored and closed four other drilling/production partnerships, plus is presently closing its eighth partnership (all of the latter focused on drilling in Texas).  Aztec Energy LLC, a wholly-owned subsidiary of Aztec, is the Managing General Partner of all Aztec drilling partnerships and another wholly-owned Aztec subsidiary, Aztec Drilling & Operating, LLC, is the turnkey drilling contractor and operator for such partnerships.  Through its own contributions, Aztec owns a 30% interest in all of its drilling/production partnerships.  In general clarification of its activities, in addition to direct corporate participations, Aztec sponsors low risk, development drilling/production programs which include significant tax benefits, all of which are sold through FINRA Registered Broker Dealers and Registered Investment Advisors to Accredited Investors.  Aztec’s sponsored drilling/production programs focus primarily on shallow oil/gas drilling, are very unique, and also incorporate a sophisticated Exit Strategy for investors.

For more information on Aztec Oil & Gas, Inc. please visit http://www.AztecOG.com.

Aztec Announces a Successful Well in Brown County, Texas

HOUSTON, May 11, 2010 -- Aztec Oil & Gas, Inc. (Pink Sheets: AZGS) announces successful completion of the Aztec-Guthrie #1 well, which has been completed in two zones on its leases in Brown County, Texas. This well is the first of eight wells Aztec and its partner have already permitted, spudded and are in the process of drilling and completing in Brown County.

“The ability to focus on wells less than 2,000 feet in vertical depth, which have 2- 4 potential, prolific pay zones to compliment our shallow and slightly deeper wells in other Texas counties, is the master blue print of Aztec. The Brown County venture in which Aztec owns 51%, adds another potential 200+ drilling locations to Aztec’s inventory of drillsites. Plus in Brown county we have the very real potential of end user contracts, at higher than market rate, for the natural gas we produce with our oil,” stated Waylan R. Johnson, President of Aztec Oil & Gas, Inc.

About Aztec Oil & Gas, Inc.
Aztec is an experienced oil and gas exploration, development and production company focusing on Texas plus numerous areas throughout the U.S. Its interests are highly diversified as exemplified by its direct corporate participation in two productive Deep Lake wells in Cameron Parish, Louisiana ranging from 13,600 feet to 14,300 feet in depth; versus its shallow, Texas, low risk, development wells for its drilling/production partnerships. The drilling/production programs/partnerships are placed by FINRA registered Broker Dealers and Registered Investment Advisors with accredited investor partners and are focused primarily on oil.

In 2006, Aztec entered the sponsored drilling program industry and, over the next two and one half years, intentionally restricted itself to only three small, very limited annual drilling partnerships. Aztec restricted itself in order to become fully familiar with the nuances of the sponsored drilling program industry before expanding to the Company's full capabilities. In the summer of 2008, Aztec publicly announced it was discontinuing any natural gas drilling in Appalachia, and that it was ready to substantially expand its sponsored drilling program activities for oil and gas, primarily in Texas.

Since 2008, Aztec has been focusing all of its drilling on oil wells in Texas. In addition to its initial three small Appalachian drilling partnerships mentioned above, Aztec has sponsored and closed four other drilling/production partnerships, plus is presently subscribing its eighth partnership (all focused on oil drilling in Texas). Aztec Energy LLC, a wholly-owned subsidiary of Aztec, is the Managing General Partner of all Aztec drilling partnerships and another wholly-owned Aztec subsidiary, Aztec Drilling & Operating, LLC, is the turnkey drilling contractor and operator for such partnerships.

Through its own contributions, Aztec owns a 30% interest in all of its drilling/production partnerships. In general clarification of its activities, Aztec sponsors low risk, development drilling/production programs which include significant tax benefits, all of which are sold through FINRA Registered Broker Dealers and Registered Investment Advisors to Accredited Investors. Aztec’s drilling/production programs focus primarily on shallow oil drilling, are very unique, and also incorporate a sophisticated Exit Strategy for investors. For more information on Aztec Oil & Gas, Inc. please visit http://www.AztecOG.com.

Aztec Announces Continued Success in Medina County, Texas

HOUSTON, May 6, 2010 -- Aztec Oil & Gas, Inc. (Pink Sheets: AZGS) -- announced today that it has successfully completed drilling six more Olmos wells on its original lease in Medina County, Texas. Aztec has now drilled and completed 18 wells on this lease in the past approximately six months. Ten of those wells are on line and the last eight wells are in various stages of completion, fracing and equipping, and are expected to be on line shortly. Several loads of produced oil have already been sold from the lease and daily production is anticipated to increase significantly when the remaining wells are put on line shortly.

As previously announced, Aztec signed agreements some months ago with Texas Secondary (a private company that started drilling in the South Central Texas area some 40 years ago) and has currently agreed to expand that Agreement to additional leases in the prolific Olmos and Austin Chalk formations.

“Being able to drill dozens of shallow wells in such a concentrated area fits right into the model that helps Aztec keep overhead low for its Limited Partners who participate in Aztec’s drilling programs through the FINRA Registered Broker Dealer community. Having another core area with known reserves, such as Medina County, helps build a strong foundation for the numerous Aztec Partnerships,” added Waylan R. Johnson, President of Aztec. Mr. Johnson further stated, “We anticipate incredible value in shallow oil production based on current oil prices.”

Aztec is currently underway permitting 15-20 new locations (with 100+ well locations available) in Medina County and plans on immediately adding a second drilling rig.

About Aztec Oil & Gas, Inc.
Aztec is an experienced oil and gas exploration, development and production company focusing on Texas plus numerous areas throughout the U.S.  Its interests are highly diversified as exemplified by its direct corporate participation in two productive Deep Lake wells in Cameron Parish, Louisiana ranging from 13,600 feet to 14,300 feet in depth; versus its shallow, Texas, low risk, development wells for its drilling/production partnerships.  The drilling/production programs/partnerships are placed by FINRA registered Broker Dealers and Registered Investment Advisors with accredited investor partners and are focused primarily on oil.

In 2006, Aztec entered the sponsored drilling program industry and, over the next two and one half years, intentionally restricted itself to only three small, very limited annual drilling partnerships.  Aztec restricted itself in order to become fully familiar with the nuances of the sponsored drilling program industry before expanding to the Company's full capabilities.  In the summer of 2008, Aztec publicly announced it was discontinuing any natural gas drilling in Appalachia, and that it was ready to substantially expand its sponsored drilling program activities for oil and gas, primarily in Texas.

Since 2008, Aztec has been focusing all of its drilling on oil wells in Texas.  In addition to its initial three small Appalachian drilling partnerships mentioned above, Aztec has sponsored and closed four other drilling/production partnerships, plus is presently subscribing its eighth partnership (all focused on oil drilling in Texas).  Aztec Energy LLC, a wholly-owned subsidiary of Aztec, is the Managing General Partner of all Aztec drilling partnerships and another wholly-owned Aztec subsidiary, Aztec Drilling & Operating, LLC, is the turnkey drilling contractor and operator for such partnerships.  Through its own contributions, Aztec owns a 30% interest in all of its drilling/production partnerships.  In general clarification of its activities, Aztec sponsors low risk, development drilling/production programs which include significant tax benefits, all of which are sold through FINRA Registered Broker Dealers and Registered Investment Advisors to Accredited Investors.  Aztec’s drilling/production programs focus primarily on shallow oil drilling, are very unique, and also incorporate a sophisticated Exit Strategy for investors.

For more information on Aztec Oil & Gas, Inc. please visit http://www.AztecOG.com.